                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Ceridian Corporation

We consent to the use of our reports incorporated herein by reference.


                                                              /s/ KPMG LLP


Minneapolis, MN
October 22, 1999